POWER OF ATTORNEY

          KNOW ALL MEN BY THESE PRESENTS, that the undersigned Trustee of Lepercq-Istel Trust, a Massachusetts business trust, (the "Trust") constitutes and appoints Carl Frischling and Jules Buchwald my true and lawful attorneys-in-fact, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities as a trustee of the Trust, to sign for me and in my name in the appropriate capacity, any and all Pre-Effective Amendments to any Registration Statement of the Trust, any and all Post-Effective Amendments to said Registration Statements, any Registration Statements on Form N-14, and any supplements or other instruments in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, and that have been approved by the Board of Trustees of the Trust or by the appropriate officers of the Trust, acting in good faith and in a manner they reasonably believe to be in the best interests of the Trust, upon the advice of counsel, such approval to be conclusively evidenced by their execution thereof, to comply with the provisions of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, and all related requirements of the Securities and Exchange Commission, hereby ratifying and confirming all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.


Witness my hand on this 10th day of February, 1999.



                                                   /s/ Franz Skryanz
                                                   Franz Skryanz

                                POWER OF ATTORNEY

          KNOW ALL MEN BY THESE PRESENTS, that the undersigned Trustee of Lepercq-Istel Trust, a Massachusetts business trust, (the "Trust") constitutes and appoints Carl Frischling and Jules Buchwald my true and lawful attorneys-in-fact, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities as a trustee of the Trust, to sign for me and in my name in the appropriate capacity, any and all Pre-Effective Amendments to any Registration Statement of the Trust, any and all Post-Effective Amendments to said Registration Statements, any Registration Statements on Form N-14, and any supplements or other instruments in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, and that have been approved by the Board of Trustees of the Trust or by the appropriate officers of the Trust, acting in good faith and in a manner they reasonably believe to be in the best interests of the Trust, upon the advice of counsel, such approval to be conclusively evidenced by their execution thereof, to comply with the provisions of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, and all related requirements of the Securities and Exchange Commission, hereby ratifying and confirming all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.


Witness my hand on this 10th day of February, 1999.



                                                   /s/  Marvin Schiller
                                                   Dr. Marvin Schiller

                                POWER OF ATTORNEY

          KNOW ALL MEN BY THESE PRESENTS, that the undersigned Trustee of Lepercq-Istel Trust, a Massachusetts business trust, (the "Trust") constitutes and appoints Carl Frischling and Jules Buchwald my true and lawful attorneys-in-fact, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities as a trustee of the Trust, to sign for me and in my name in the appropriate capacity, any and all Pre-Effective Amendments to any Registration Statement of the Trust, any and all Post-Effective Amendments to said Registration Statements, any Registration Statements on Form N-14, and any supplements or other instruments in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, and that have been approved by the Board of Trustees of the Trust or by the appropriate officers of the Trust, acting in good faith and in a manner they reasonably believe to be in the best interests of the Trust, upon the advice of counsel, such approval to be conclusively evidenced by their execution thereof, to comply with the provisions of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, and all related requirements of the Securities and Exchange Commission, hereby ratifying and confirming all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.


Witness my hand on this 10th day of February, 1999.



                                                   /s/ Stanley A. Deitch
                                                   Stanley A. Deitch

                                POWER OF ATTORNEY

          KNOW ALL MEN BY THESE PRESENTS, that the undersigned Trustee of Lepercq-Istel Trust, a Massachusetts business trust, (the "Trust") constitutes and appoints Carl Frischling and Jules Buchwald my true and lawful attorneys-in-fact, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities as a trustee of the Trust, to sign for me and in my name in the appropriate capacity, any and all Pre-Effective Amendments to any Registration Statement of the Trust, any and all Post-Effective Amendments to said Registration Statements, any Registration Statements on Form N-14, and any supplements or other instruments in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, and that have been approved by the Board of Trustees of the Trust or by the appropriate officers of the Trust, acting in good faith and in a manner they reasonably believe to be in the best interests of the Trust, upon the advice of counsel, such approval to be conclusively evidenced by their execution thereof, to comply with the provisions of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, and all related requirements of the Securities and Exchange Commission, hereby ratifying and confirming all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.


Witness my hand on this 10th day of February, 1999.



                                                   /s/ Dennis Tarzian
                                                   Dennis Tarzian

                                POWER OF ATTORNEY

          KNOW ALL MEN BY THESE PRESENTS, that the undersigned Trustee of Lepercq-Istel Trust, a Massachusetts business trust, (the "Trust") constitutes and appoints Carl Frischling and Jules Buchwald my true and lawful attorneys-in-fact, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities as a trustee of the Trust, to sign for me and in my name in the appropriate capacity, any and all Pre-Effective Amendments to any Registration Statement of the Trust, any and all Post-Effective Amendments to said Registration Statements, any Registration Statements on Form N-14, and any supplements or other instruments in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, and that have been approved by the Board of Trustees of the Trust or by the appropriate officers of the Trust, acting in good faith and in a manner they reasonably believe to be in the best interests of the Trust, upon the advice of counsel, such approval to be conclusively evidenced by their execution thereof, to comply with the provisions of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, and all related requirements of the Securities and Exchange Commission, hereby ratifying and confirming all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.


Witness my hand on this 10th day of February, 1999.



                                                   /s/  Bruno Desforges
                                                   Bruno Desforges

                                POWER OF ATTORNEY

          KNOW ALL MEN BY THESE PRESENTS, that the undersigned Trustee of Lepercq-Istel Trust, a Massachusetts business trust, (the "Trust") constitutes and appoints Carl Frischling and Jules Buchwald my true and lawful attorneys-in-fact, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities as a trustee of the Trust, to sign for me and in my name in the appropriate capacity, any and all Pre-Effective Amendments to any Registration Statement of the Trust, any and all Post-Effective Amendments to said Registration Statements, any Registration Statements on Form N-14, and any supplements or other instruments in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, and that have been approved by the Board of Trustees of the Trust or by the appropriate officers of the Trust, acting in good faith and in a manner they reasonably believe to be in the best interests of the Trust, upon the advice of counsel, such approval to be conclusively evidenced by their execution thereof, to comply with the provisions of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, and all related requirements of the Securities and Exchange Commission, hereby ratifying and confirming all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.


Witness my hand on this 11th day of February, 1999.



                                                   /s/ Francois Letaconnoux
                                                   Francois Letaconnoux